                       MIDAMERICAN ENERGY HOLDINGS COMPANY                                                             Exhibit A
                       CONSOLIDATING STATEMENTS OF INCOME                                                              Page 1 of 21
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (in thousands)


                                            Consolidated                                Consolidated   Consolidated   Consolidated
                                             MidAmerican                  MidAmerican    MidAmerican      Midwest      MidAmerican
                                               Energy                       Energy         Energy         Capital        Capital
                                              Holdings                     Holdings       Company       Group Inc.      Company
                                               Company     Eliminations    Company        (page 2)       (page 3)      (pages 4-7)
                                             -----------   ------------   -----------   ------------   ------------   ------------

Operating Revenues .......................   $ 1,922,281    $         -    $        -    $ 1,662,606    $     2,769    $   256,906

Operating Expenses .......................     1,651,775              -             -      1,381,517          5,770        264,488
                                             -----------    -----------    ----------    -----------    -----------    -----------

Operating Income (Loss) ..................       270,506              -             -        281,089         (3,001)        (7,582)

Other Income (Expense) ...................        49,019           (392)            -         14,699          1,384         33,328

Income (Loss) From Subsidiaries ..........             -       (135,496)      135,496              -              -              -

Fixed Charges ............................       111,803              -             -        100,018              -         11,785
                                             -----------    -----------    ----------    -----------    -----------    -----------

Income (Loss) Before Taxes ...............       207,722       (135,888)      135,496        195,770         (1,617)        13,961

Income Tax Expense (Benefit) .............        68,390              -             -         76,317           (613)        (7,314)
                                             -----------    -----------    ----------    -----------    -----------    -----------

Income (Loss) From Continuing Operations .       139,332       (135,888)      135,496        119,453         (1,004)        21,275

Income(Loss) From Discontinued
  Operations .............................        (4,228)             -             -              -              -         (4,228)
                                             -----------    -----------    ----------    -----------    -----------    -----------

Net Income (Loss).........................   $   135,104    $  (135,888)   $  135,496    $   119,453    $    (1,004)   $    17,047
                                             ===========    ===========    ==========    ===========    ===========    ===========

                       MIDAMERICAN ENERGY HOLDINGS COMPANY                                    Exhibit A
                       CONSOLIDATING STATEMENTS OF INCOME                                    Page 2 of 21
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (in thousands)


                                      Consolidated
                                       MidAmerican               MidAmerican                MidAmerican
                                        Energy                     Energy        CBEC         Energy
                                        Company    Eliminations    Company      Railway     Financing I
                                       ----------  ------------  -----------   ----------   -----------

Operating Revenues .................   $1,662,606   $        -    $1,662,606   $        -   $        -

Operating Expenses .................    1,381,517            -     1,381,517            -            -
                                       ----------   ----------    ----------   ----------   ----------

Operating Income (Loss) ............      281,089            -       281,089            -            -

Other Income (Expense) .............       14,699       (8,227)       14,568          131        8,227

Income (Loss) From Subsidiaries ....            -         (323)          323            -            -

Fixed Charges ......................      100,018       (8,227)      100,265            -        7,980
                                       ----------   ----------    ----------   ----------   ----------

Income (Loss) Before Taxes .........      195,770         (323)      195,715          131          247

Income Tax Expense (Benefit) .......       76,317            -        76,262           55            -
                                       ----------   ----------    ----------   ----------   ----------

Income (Loss) From Continuing
  Operations .......................      119,453         (323)      119,453           76          247

Income (Loss) From Discontinued
  Operations .......................            -            -             -            -            -
                                       ----------   ----------    ----------   ----------   ----------

Net Income (Loss) ..................   $  119,453   $     (323)   $  119,453   $       76   $      247
                                       ==========   ==========    ==========   ==========   ==========

                       MIDAMERICAN ENERGY HOLDINGS COMPANY                                             Exhibit A
                       CONSOLIDATING STATEMENTS OF INCOME                                             Page 3 of 21
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (in thousands)


                                                     Consolidated                        Midwest         Dakota
                                                        Midwest                          Capital         Dunes
                                                        Capital                           Group        Development
                                                       Group Inc.     Eliminations       Inc. (a)        Company
                                                       ----------     ------------      -----------    -----------

Operating Revenues ..............................        $ 2,769         $     -         $   327         $ 2,442

Operating Expenses ..............................          5,770               -           1,106           4,664
                                                         -------         -------         -------         -------

Operating Income (Loss) .........................         (3,001)              -            (779)         (2,222)

Other Income (Expense) ..........................          1,384          (1,662)          2,484             562

Income (Loss) From Subsidiaries .................              -           1,713          (1,713)              -

Fixed Charges ...................................              -          (1,662)              -           1,662
                                                         -------         -------         -------         -------

Income (Loss) Before Taxes ......................         (1,617)          1,713              (8)         (3,322)

Income Tax Expense (Benefit) ....................           (613)              -             996          (1,609)
                                                         -------         -------         -------         -------

Income (Loss) From Continuing Operations ........         (1,004)          1,713          (1,004)         (1,713)

Income (Loss) From Discontinued Operations ......              -               -               -               -
                                                         -------         -------         -------         -------

Net Income (Loss)................................        $(1,004)        $ 1,713         $(1,004)        $(1,713)
                                                         =======         =======         =======         =======

(a) Capital Center II Limited Partnership, Capital Center III Limited Partnership and Northgate Park Associates are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, and Utech Venture Capital Corporation are accounted for in MHC Investment Inc.; Founders Trust Company is accounted for in MidAmerican Capital Company; Synergics Inc. is accounted for in IWG Co. 8; Tenaska III Texas Partners is accounted for in TPP, Inc. of South Dakota.

                       MIDAMERICAN ENERGY HOLDINGS COMPANY                                                            Exhibit A
                       CONSOLIDATING STATEMENTS OF INCOME                                                             Page 4 of 21
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (in thousands)


                                      Consolidated
                                       MidAmerican                      MidAmerican      InterCoast     InterCoast
                                         Capital                          Capital         Capital         Power             IWG
                                         Company       Eliminations     Company (a)       Company        Company          Co. 8 (a)
                                      ------------     ------------     -----------      ----------     ----------       ----------

Operating Revenues .................     $ 256,906       $ (38,373)      $       -       $       -       $       -       $       -

Operating Expenses .................       264,488         (38,373)          5,666             758              17              12
                                         ---------       ---------       ---------       ---------       ---------       ---------

Operating Income (Loss) ............        (7,582)              -          (5,666)           (758)            (17)            (12)

Other Income (Expense) .............        33,328               -           4,127          14,784              18          (3,438)

Income (Loss) From Subsidiaries ....             -         (26,981)         26,981               -               -               -

Fixed Charges ......................        11,785               -          11,778               -               -               -
                                         ---------       ---------       ---------       ---------       ---------       ---------

Income (Loss) Before Taxes .........        13,961         (26,981)         13,664          14,026               1          (3,450)

Income Tax Expense (Benefit) .......        (7,314)              -          (3,383)          1,592            (399)         (1,401)
                                         ---------       ---------       ---------       ---------       ---------       ---------

Income (Loss) From Continuing
  Operations .......................        21,275         (26,981)         17,047          12,434             400          (2,049)

Income (Loss) From Discontinued
  Operations .......................        (4,228)              -               -               -               -               -
                                         ---------       ---------       ---------       ---------       ---------       ---------

Net Income (Loss) ..................     $  17,047       $ (26,981)      $  17,047       $  12,434       $     400       $  (2,049)
                                         =========       =========       =========       =========       =========       =========

(a) Capital Center II Limited Partnership, Capital Center III Limited Partnership and Northgate Park Associates are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, and Utech Venture Capital Corporation are accounted for in MHC Investment Inc.; Founders Trust Company is accounted for in MidAmerican Capital Company; Synergics Inc. is accounted for in IWG Co. 8; Tenaska III Texas Partners is accounted for in TPP, Inc. of South Dakota.

                       MIDAMERICAN ENERGY HOLDINGS COMPANY                                                             Exhibit A
                       CONSOLIDATING STATEMENTS OF INCOME                                                             Page 5 of 21
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (in thousand


                                      InterCoast     InterCoast      InterCoast      InterCoast      Diversified
                                        Sierra         Power           Global         Trade &        Electronics,
                                        Power        Marketing       Management      Resources           Ltd.
                                      ----------     ----------      ----------      ----------      ------------

Operating Revenues ................   $        -     $    1,654      $        -      $  148,050      $    9,903

Operating Expenses ................            -          1,995              55         148,660           9,714
                                      ----------     ----------      ----------      ----------      ----------

Operating Income (Loss) ...........            -           (341)            (55)           (610)            189

Other Income (Expense) ............            -              -               7               -               -

Income (Loss) From Subsidiaries ...            -              -               -               -               -

Fixed Charges .....................            -              -               -               -               -
                                      ----------     ----------      ----------      ----------      ----------

Income (Loss) Before Taxes ........            -           (341)            (48)           (610)            189

Income Tax Expense (Benefit) ......           25           (145)         (1,749)           (268)             90
                                      ----------     ----------      ----------      ----------      ----------

Income (Loss) From Continuing
  Operations.......................          (25)          (196)          1,701            (342)             99

Income (Loss) From Discontinued
  Operations ......................            -              -               -               -               -
                                      ----------     ----------      ----------      ----------      ----------

Net Income (Loss)..................   $      (25)    $     (196)     $    1,701      $     (342)     $       99
                                      ==========     ==========      ==========      ==========      ==========

                       MIDAMERICAN ENERGY HOLDINGS COMPANY                                                        Exhibit A
                       CONSOLIDATING STATEMENTS OF INCOME                                                        Page 6 of 21
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (in thousands)


                                                           A/C
                                           MHC          Security                     Cimmred                          MWR
                                        Investment       Systems       Amgas,        Leasing          DCCO           Capital
                                          Co. (a)         Inc.          Inc.         Company          Inc.            Inc.
                                        -----------     --------      ---------     ----------      ---------      ----------

Operating Revenues .................     $       -      $     122     $  94,713      $       -      $       -      $       -

Operating Expenses .................            55             93        96,174            431              -              2
                                         ---------      ---------     ---------      ---------      ---------      ---------

Operating Income (Loss) ............           (55)            29        (1,461)          (431)             -             (2)

Other Income (Expense) .............         7,369              -             -         (1,263)             -             95

Income (Loss) From Subsidiaries ....             -              -             -              -              -              -

Fixed Charges ......................             -              -             -              -              -              -
                                         ---------      ---------     ---------      ---------      ---------      ---------

Income (Loss) Before Taxes .........         7,314             29        (1,461)        (1,694)             -             93

Income Tax Expense (Benefit) .......          (251)            12          (657)        (5,755)         1,095             32
                                         ---------      ---------     ---------      ---------      ---------      ---------

Income (Loss) From Continuing
  Operations .......................         7,565             17          (804)         4,061         (1,095)            61

Income (Loss) From Discontinued
  Operations .......................             -              -             -              -              -              -
                                         ---------      ---------     ---------      ---------      ---------      ---------

Net Income (Loss)...................     $   7,565      $      17     $    (804)     $   4,061      $  (1,095)     $      61
                                         =========      =========     =========      =========      =========      =========

(a) Capital Center II Limited Partnership, Capital Center III Limited Partnership and Northgate Park Associates are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, and Utech Venture Capital Corporation are accounted for in MHC Investment Inc.; Founders Trust Company is accounted for in MidAmerican Capital Company; Synergics Inc. is accounted for in IWG Co. 8; Tenaska III Texas Partners is accounted for in TPP, Inc. of South Dakota.

                       MIDAMERICAN ENERGY HOLDINGS COMPANY                             Exhibit A
                       CONSOLIDATING STATEMENTS OF INCOME                             Page 7 of 21
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (in thousands)


                                         TTP, Inc.                                   InterCoast
                                         of South       MidAmerican      CHRS,         Energy
                                         Dakota (a)      Rail Co.         Inc.        Company
                                         ----------     -----------    ----------    ----------

Operating Revenues .................      $      -       $  5,514      $  7,565      $ 27,758

Operating Expenses .................           107          3,708         7,427        27,987
                                          --------       --------      --------      --------

Operating Income (Loss) ............          (107)         1,806           138          (229)

Other Income (Expense) .............         1,629          7,682         2,306            12

Income (Loss) From Subsidiaries ....             -              -             -             -

Fixed Charges ......................             -              -             7             -
                                          --------       --------      --------      --------

Income (Loss) Before Taxes .........         1,522          9,488         2,437          (217)

Income Tax Expense (Benefit) .......           600          3,852           937        (1,541)
                                          --------       --------      --------      --------

Income (Loss) From Continuing
  Operations .......................           922          5,636         1,500         1,324

Income (Loss) From Discontinued
  Operations .......................             -              -             -        (4,228)
                                          --------       --------      --------      --------

Net Income (Loss) ..................      $    922       $  5,636      $  1,500      $ (2,904)
                                          ========       ========      ========      ========

(a) Capital Center II Limited Partnership, Capital Center III Limited Partnership and Northgate Park Associates are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, and Utech Venture Capital Corporation are accounted for in MHC Investment Inc.; Founders Trust Company is accounted for in MidAmerican Capital Company; Synergics Inc. is accounted for in IWG Co. 8; Tenaska III Texas Partners is accounted for in TPP, Inc. of South Dakota.

                       MIDAMERICAN ENERGY HOLDINGS COMPANY                                                             Exhibit A
                  CONSOLIDATING STATEMENTS OF RETAINED EARNINGS                                                       Page 8 of 21
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (in thousands)



                                         Consolidated                                  Consolidated    Consolidated   Consolidated
                                          MidAmerican                    MidAmerican    MidAmerican       Midwest      MidAmerican
                                            Energy                        Energy         Energy           Capital       Capital
                                            Holdings                      Holdings       Company         Group Inc.     Company
                                            Company      Eliminations     Company        (page 9)        (page 10)    (pages 11-14)
                                          -----------    ------------    -----------    ------------   -----------    -------------

Retained Earnings, Beginning of Year ..     $ 440,971      $(440,764)     $ 440,966      $ 423,246      $ (28,028)     $  45,551

Net Income ............................       135,104       (135,888)       135,496        119,453         (1,004)        17,047

Cash Dividends Declared ...............       117,605       (147,015)       117,997        120,500              -         26,123

Loss on Repurchase of Common Shares ...        49,174              -         49,174              -              -              -

Other Deducts .........................             -          3,178             (5)        (2,982)             -           (191)
                                            ---------      ---------      ---------      ---------      ---------      ---------

Retained Earnings, End of Year ........     $ 409,296      $(432,815)     $ 409,296      $ 425,181      $ (29,032)     $  36,666
                                            =========      =========      =========      =========      =========      =========


                       MIDAMERICAN ENERGY HOLDINGS COMPANY                                              Exhibit A
                  CONSOLIDATING STATEMENTS OF RETAINED EARNINGS                                        Page 9 of 21
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (in thousands)

                                          Consolidated
                                           MidAmerican                    MidAmerican                   MidAmerican
                                             Energy                         Energy         CBEC           Energy
                                             Company      Eliminations     Company        Railway       Financing I
                                           -----------    ------------    -----------    ----------     -----------

Retained Earnings, Beginning of Year ...     $ 423,246      $       -      $ 423,246      $       -       $      -

Net Income .............................       119,453           (323)       119,453             76            247

Cash Dividends Declared ................       120,500           (247)       120,500              -            247

Loss on Repurchase of Common Shares ....             -              -              -              -              -

Other Deducts ..........................        (2,982)             -         (2,982)             -              -
                                             ---------      ---------      ---------      ---------      ---------

Retained Earnings, End of Year .........     $ 425,181      $     (76)     $ 425,181      $      76      $       -
                                             =========      =========      =========      =========      =========


                       MIDAMERICAN ENERGY HOLDINGS COMPANY                                Exhibit A
                  CONSOLIDATING STATEMENTS OF RETAINED EARNINGS                         Page 10 of 21
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (in thousands)


                                           Consolidated                    Midwest
                                             Midwest                       Capital       Dakota Dunes
                                             Capital                        Group        Development
                                            Group Inc.    Eliminations     Inc. (a)        Company
                                           ------------   ------------    ----------     -----------

Retained Earnings, Beginning of Year ...     $ (28,028)     $   7,430     $ (28,015)     $  (7,443)

Net Income .............................        (1,004)         1,713        (1,004)        (1,713)

Cash Dividends Declared ................             -              -             -              -

Loss on Repurchase of Common Shares ....             -              -             -              -

Other Deducts ..........................             -              -             -              -
                                             ---------      ---------     ---------      ---------

Retained Earnings, End of Year .........     $ (29,032)     $   9,143     $ (29,019)     $  (9,156)
                                             =========      =========     =========      =========



(a) Capital Center II Limited Partnership, Capital Center III Limited Partnership and Northgate Park Associates are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, and Utech Venture Capital Corporation are accounted for in MHC Investment Inc.; Founders Trust Company is accounted for in MidAmerican Capital Company; Synergics Inc. is accounted for in IWG Co. 8; Tenaska III Texas Partners is accounted for in TPP, Inc. of South Dakota.

                       MIDAMERICAN ENERGY HOLDINGS COMPANY                                                            Exhibit A
                  CONSOLIDATING STATEMENTS OF RETAINED EARNINGS                                                      Page 11 of 21
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (in thousands)


                                          Consolidated
                                           MidAmerican                    MidAmerican    InterCoast     InterCoast
                                             Capital                        Capital       Capital         Power           IWG
                                             Company      Eliminations    Company (a)     Company        Company        Co. 8 (a)
                                          ------------    ------------    -----------    ----------     ----------     ----------

Retained Earnings, Beginning of Year ...     $  45,551      $(119,801)     $  45,551      $ 115,578     $  (5,833)     $  (7,454)

Net Income .............................        17,047        (26,981)        17,047         12,434           400         (2,049)

Cash Dividends Declared ................        26,123              -         26,123              -             -              -

Loss on Repurchase of Common Shares ....             -              -              -              -             -              -

Other Deducts ..........................          (191)        (2,437)          (191)             -             -              -
                                             ---------      ---------      ---------      ---------     ---------      ---------

Retained Earnings, End of Year .........     $  36,666      $(144,345)     $  36,666      $ 128,012     $  (5,433)     $  (9,503)
                                             =========      =========      =========      =========     =========      =========


(a) Capital Center II Limited Partnership, Capital Center III Limited Partnership and Northgate Park Associates are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, and Utech Venture Capital Corporation are accounted for in MHC Investment Inc.; Founders Trust Company is accounted for in MidAmerican Capital Company; Synergics Inc. is accounted for in IWG Co. 8; Tenaska III Texas Partners is accounted for in TPP, Inc. of South Dakota.

                       MIDAMERICAN ENERGY HOLDINGS COMPANY                                                       Exhibit A
                  CONSOLIDATING STATEMENTS OF RETAINED EARNINGS                                                 Page 12 of 21
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (in thousands)


                                            InterCoast   InterCoast    InterCoast   InterCoast   Diversified
                                             Sierra        Power        Global       Trade &     Electronics,
                                             Power       Marketing     Management   Resources       Ltd.
                                           -----------   ----------    ----------   ----------   ------------

Retained Earnings, Beginning of Year ...     $    (25)    $ (1,146)     $  1,229     $ (1,061)     $  1,094

Net Income .............................          (25)        (196)        1,701         (342)           99

Cash Dividends Declared ................            -            -             -            -             -

Loss on Repurchase of Common Shares ....            -            -             -            -             -

Other Deducts ..........................            -            -             -            -             -
                                             --------     --------      --------     --------      --------

Retained Earnings, End of Year .........     $    (50)    $ (1,342)     $  2,930     $ (1,403)     $  1,193
                                             ========     ========      ========     ========      ========

                       MIDAMERICAN ENERGY HOLDINGS COMPANY                                                            Exhibit A
                  CONSOLIDATING STATEMENTS OF RETAINED EARNINGS                                                      Page 13 of 21
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (in thousands)

                                                               A/C
                                               MHC           Security                      Cimmred                        MWR
                                            Investment        Systems                      Leasing         DCCO         Capital
                                             Co. (a)           Inc.        Amgas, Inc.     Company         Inc.           Inc.
                                            ----------       ---------     -----------    ----------     ---------      ---------

Retained Earnings, Beginning of Year ...     $ (19,337)      $      -      $  (5,370)     $  14,992     $   3,824      $   5,546

Net Income .............................         7,565             17           (804)         4,061        (1,095)            61

Cash Dividends Declared ................             -              -              -              -             -              -

Loss on Repurchase of Common Shares ....             -              -              -              -             -              -

Other Deducts ..........................             -           (192)             -              -         2,629              -
                                             ---------      ---------      ---------      ---------     ---------      ---------

Retained Earnings, End of Year .........     $ (11,772)     $     209      $  (6,174)     $  19,053     $     100      $   5,607
                                             =========      =========      =========      =========     =========      =========



(a) Capital Center II Limited Partnership, Capital Center III Limited Partnership and Northgate Park Associates are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, and Utech Venture Capital Corporation are accounted for in MHC Investment Inc.; Founders Trust Company is accounted for in MidAmerican Capital Company; Synergics Inc. is accounted for in IWG Co. 8; Tenaska III Texas Partners is accounted for in TPP, Inc. of South Dakota.

                       MIDAMERICAN ENERGY HOLDINGS COMPANY                              Exhibit A
                  CONSOLIDATING STATEMENTS OF RETAINED EARNINGS                        Page 14 of 21
                                   FORM U-3A-2
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (in thousands)


                                             TTP, Inc.                                 InterCoast
                                             of South      MidAmerican     CHRS,         Energy
                                             Dakota (a)      Rail Co.       Inc.         Company
                                             ----------    -----------   ----------    ----------

Retained Earnings, Beginning of Year ...     $   1,031     $   5,262     $   1,219     $  10,252

Net Income .............................           922         5,636         1,500        (2,904)

Cash Dividends Declared ................             -             -             -             -

Loss on Repurchase of Common Shares ....             -             -             -             -

Other Deducts ..........................             -             -             -             -
                                             ---------     ---------     ---------     ---------

Retained Earnings, End of Year .........     $   1,953     $  10,898     $   2,719     $   7,348
                                             =========     =========     =========     =========


(a) Capital Center II Limited Partnership, Capital Center III Limited Partnership and Northgate Park Associates are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, and Utech Venture Capital Corporation are accounted for in MHC Investment Inc.; Founders Trust Company is accounted for in MidAmerican Capital Company; Synergics Inc. is accounted for in IWG Co. 8; Tenaska III Texas Partners is accounted for in TPP, Inc. of South Dakota.

                       MIDAMERICAN ENERGY HOLDINGS COMPANY                                                          Exhibit A
                          CONSOLIDATING BALANCE SHEETS                                                              Page 15 of 21
                                   FORM U-3A-2
                             AS OF DECEMBER 31, 1997
                                 (in thousands)


                                             Consolidated                               Consolidated   Consolidated  Consolidated
                                              MidAmerican                  MidAmerican   MidAmerican     Midwest      MidAmerican
                                                Energy                       Energy        Energy        Capital       Capital
                                               Holdings                     Holdings      Company       Group Inc.     Company
                                               Company      Eliminations    Company       (page 16)     (page 17)    (pages 18-21)
                                              -----------   ------------   -----------   -----------   -----------   ------------

Gross Utility Plant .......................   $ 4,897,212   $    (3,004)   $         -   $ 4,900,216   $         -   $         -
Less: Accumulated Utility Depreciation ....     2,275,099        (2,011)             -     2,277,110             -             -
                                              -----------   -----------    -----------   -----------   -----------   -----------
     Net Utility Plant ....................     2,622,113          (993)             -     2,623,106             -             -
                                              -----------   -----------    -----------   -----------   -----------   -----------
Investment in Subsidiaries ................             -    (1,372,802)     1,372,802             -             -             -
Other Property and Investments ............       799,524       (14,633)        34,007       115,029        48,532       616,589
Power Purchase Contract ...................       173,107             -              -       173,107             -             -
Investment in Discontinued Operations .....             -             -              -             -             -             -
Current Assets ............................       322,482       (42,791)        12,098       283,943        16,479        52,753
Other Assets ..............................       360,865             -         12,801       347,122           158           784
                                              -----------   -----------    -----------   -----------   -----------   -----------
     Total Assets .........................   $ 4,278,091   $(1,431,219)   $ 1,431,708   $ 3,542,307   $    65,169   $   670,126
                                              ===========   ===========    ===========   ===========   ===========   ===========

Common Shareholders' Equity ...............   $ 1,301,286   $(1,381,518)   $ 1,310,002   $   985,744   $    52,429   $   334,629
Preferred Shares, not subject to
  mandatory redemption ....................        31,763             -              -        31,763             -             -
Preferred Shares, subject to
  mandatory redemption(b) .................       150,000             -              -       150,000             -             -
Long-Term Debt
  (excluding current portion) .............     1,034,211        (6,008)             -       920,203         5,016       115,000
                                              -----------   -----------    -----------   -----------   -----------   -----------
     Total Capitalization .................     2,517,260    (1,387,526)     1,310,002     2,087,710        57,445       449,629
                                              -----------   -----------    -----------   -----------   -----------   -----------
Power Purchase Contract ...................        83,143             -              -        83,143             -             -
Current Liabilities .......................       596,578       (42,791)        59,590       524,374           902        54,503
Other Liabilities .........................     1,081,110          (902)        62,116       847,080         6,822       165,994
                                              -----------   -----------    -----------   -----------   -----------   -----------
     Total Liabilities and Capitalization .   $ 4,278,091   $(1,431,219)   $ 1,431,708   $ 3,542,307   $    65,169   $   670,126
                                              ===========   ===========    ===========   ===========   ===========   ===========


(b)   Includes MidAmerican-obligated mandatorily redeemable preferred securities
      of  subsidiary  trust  holding  solely  MidAmerican  junior   subordinated
      debentures.

                       MIDAMERICAN ENERGY HOLDINGS COMPANY                                                         Exhibit A
                          CONSOLIDATING BALANCE SHEETS                                                           Page 16 of 21
                                   FORM U-3A-2
                             AS OF DECEMBER 31, 1997
                                 (in thousands)

                                              Consolidated
                                               MidAmerican                       MidAmerican                     MidAmerican
                                                 Energy                            Energy           CBEC           Energy
                                                 Company       Eliminations        Company         Railway       Financing I
                                                ----------     ------------       ----------      ----------     -----------

Gross Utility Plant .........................   $4,900,216       $        -       $4,900,216      $        -      $        -
Less: Accumulated Utility Depreciation ......    2,277,110                -        2,277,110               -               -
                                                ----------       ----------       ----------      ----------      ----------
     Net Utility Plant ......................    2,623,106                -        2,623,106               -               -
                                                ----------       ----------       ----------      ----------      ----------
Investment in Subsidiaries ..................            -           (5,396)           5,396               -               -
Other Property and Investments ..............      115,029         (103,090)         103,403          11,626         103,090
Power Purchase Contract .....................      173,107                -          173,107               -               -
Investment in Discontinued Operations .......            -                -                -               -               -
Current Assets ..............................      283,943           (9,452)         292,857             538               -
Other Assets ................................      347,122                -          347,122               -               -
                                                ----------       ----------       ----------      ----------      ----------
     Total Assets ...........................   $3,542,307       $ (117,938)      $3,544,991      $   12,164      $  103,090
                                                ==========       ==========       ==========      ==========      ==========

Common Shareholder's Equity .................   $  985,744       $   (5,396)      $  985,744      $    2,306      $    3,090
Preferred Shares, not subject to
  mandatory redemption ......................       31,763                -           31,763               -               -
Preferred Shares, subject to
  mandatory redemption (b) ..................      150,000                -           50,000               -         100,000
Long-Term Debt (excluding current portion) ..      920,203         (103,090)       1,023,293               -               -
                                                ----------       ----------       ----------      ----------      ----------
     Total Capitalization ...................    2,087,710         (108,486)       2,090,800           2,306         103,090
                                                ----------       ----------       ----------      ----------      ----------
Power Purchase Contract .....................       83,143                -           83,143               -               -
Current Liabilities .........................      524,374           (9,452)         524,230           9,596               -
Other Liabilities ...........................      847,080                -          846,818             262               -
                                                ----------       ----------       ----------      ----------      ----------
     Total Liabilities and Capitalization ...   $3,542,307       $ (117,938)      $3,544,991      $   12,164      $  103,090
                                                ==========       ==========       ==========      ==========      ==========


(b)  Includes MidAmerican-obligated  mandatorily redeemable preferred securities
     of  subsidiary  trust  holding  solely  MidAmerican   junior   subordinated
     debentures.

                       MIDAMERICAN ENERGY HOLDINGS COMPANY                                             Exhibit A
                          CONSOLIDATING BALANCE SHEETS                                               Page 17 of 21
                                   FORM U-3A-2
                             AS OF DECEMBER 31, 1997
                                 (in thousands)


                                                 Consolidated                   Midwest        Dakota
                                                   Midwest                      Capital        Dunes
                                                   Capital                       Group       Development
                                                  Group Inc.   Eliminations     Inc.(a)       Company
                                                  ----------   ------------    ----------    -----------

Gross Utility Plant .........................      $      -      $      -       $      -      $      -
Less: Accumulated Utility Depreciation ......             -             -              -             -
     Net Utility Plant ......................             -             -              -             -
Investment in Subsidiaries ..................             -       (12,378)        12,378             -
Other Property and Investments ..............        48,532           (21)         5,843        42,710
Power Purchase Contract .....................             -             -              -             -
Investment in Discontinued Operations .......             -             -              -             -
Current Assets ..............................        16,479       (25,977)        42,115           341
Other Assets ................................           158             -              3           155
                                                   --------      --------       --------      --------
     Total Assets ...........................      $ 65,169      $(38,376)      $ 60,339      $ 43,206
                                                   ========      ========       ========      ========

Common Shareholder's Equity .................        52,429      $(12,391)      $ 52,442      $ 12,378
Preferred Shares, not subject to
  mandatory redemption ......................             -             -              -             -
Preferred Shares, subject to
  mandatory redemption ......................             -             -              -             -
Long-Term Debt (excluding current portion) ..         5,016             -          5,016             -
                                                   --------      --------       --------      --------
     Total Capitalization ...................        57,445       (12,391)        57,458        12,378
                                                   --------      --------       --------      --------
Power Purchase Contract .....................             -             -              -             -
Current Liabilities .........................           902       (25,985)           521        26,366
Other Liabilities ...........................         6,822             -          2,360         4,462
                                                   --------      --------       --------      --------

     Total Liabilities and Capitalization ...      $ 65,169      $(38,376)      $ 60,339      $ 43,206
                                                   ========      ========       ========      ========

(a) Capital Center II Limited Partnership, Capital Center III Limited Partnership and Northgate Park Associates are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, and Utech Venture Capital Corporation are accounted for in MHC Investment Inc.; Founders Trust Company is accounted for in MidAmerican Capital Company; Synergics Inc. is accounted for in IWG Co. 8; Tenaska III Texas Partners is accounted for in TPP, Inc.

                       MIDAMERICAN ENERGY HOLDINGS COMPANY                                                         Exhibit A
                          CONSOLIDATING BALANCE SHEETS                                                             Page 18 of 21
                                   FORM U-3A-2
                             AS OF DECEMBER 31, 1997
                                 (in thousands)

                                            Consolidated
                                             MidAmerican                  MidAmerican                   InterCoast
                                               Capital                      Capital      InterCoast       Power
                                               Company     Eliminations   Company (a)    Capital Co.     Company     IWG Co. 8 (a)
                                              ----------   ------------   -----------    -----------    ----------   -------------

Gross Utility Plant ......................    $        -     $       -      $       -      $       -     $       -      $       -
Less: Accumulated Utility Depreciation ...             -             -              -              -             -              -
     Net Utility Plant ...................             -             -              -              -             -              -
Investment in Subsidiaries ...............             -      (385,897)       385,897              -             -              -
Other Property and Investments ...........       616,589             -         19,103        204,272         9,545          2,515
Power Purchase Contract ..................             -             -              -              -             -              -
Investment in Discontinued Operations ....             -             -              -              -             -              -
Current Assets ...........................        52,753      (166,491)       119,801            906             1            244
Other Assets .............................           784             -            682              -             -              -
                                               ---------     ---------      ---------      ---------     ---------      ---------
     Total Assets ........................     $ 670,126     $(552,388)     $ 525,483      $ 205,178     $   9,546      $   2,759
                                               =========     =========      =========      =========     =========      =========

Common Shareholder's Equity ..............     $ 334,629     $(385,897)     $ 334,629      $ 183,153        (5,433)        (9,501)
Preferred Shares, not subject to
  mandatory redemption ...................             -             -              -              -             -              -
Preferred Shares, subject to
  mandatory redemption ...................             -             -              -              -             -              -
Long-Term Debt
  (excluding current portion) ............       115,000             -        115,000              -             -              -
                                               ---------     ---------      ---------      ---------     ---------      ---------
     Total Capitalization ................       449,629      (385,897)       449,629        183,153        (5,433)        (9,501)
                                               ---------     ---------      ---------      ---------     ---------      ---------
Power Purchase Contract ..................             -             -              -              -             -              -
Current Liabilities ......................        54,503      (166,491)        76,941         18,121         2,459         20,141
Other Liabilities ........................       165,994             -         (1,087)         3,904        12,520         (7,881)
                                               ---------     ---------      ---------      ---------     ---------      ---------
     Total Liabilities and Capitalization.     $ 670,126     $(552,388)     $ 525,483      $ 205,178     $   9,546      $   2,759
                                               =========     =========      =========      =========     =========      =========

(a) Capital Center II Limited Partnership, Capital Center III Limited Partnership and Northgate Park Associates are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, and Utech Venture Capital Corporation are accounted for in MHC Investment Inc.; Founders Trust Company is accounted for in MidAmerican Capital Company; Synergics Inc. is accounted for in IWG Co. 8; Tenaska III Texas Partners is accounted for in TPP, Inc.

                       MIDAMERICAN ENERGY HOLDINGS COMPANY                                                       Exhibit A
                          CONSOLIDATING BALANCE SHEETS                                                           Page 19 of 21
                                   FORM U-3A-2
                             AS OF DECEMBER 31, 1997
                                 (in thousands)


                                               InterCoast     InterCoast    InterCoast   InterCoast   Diversified
                                                 Sierra         Power         Global      Trade &      Electronics,
                                                 Power        Marketing     Management   Resources         Ltd.
                                               ----------     ----------    ----------   ----------   ------------

Gross Utility Plant .........................   $      -       $      -      $      -     $      -     $      -
Less:  Accumulated Utility Depreciation .....          -              -             -            -            -
     Net Utility Plant ......................          -              -             -            -            -
Investment in Subsidiaries ..................          -              -             -            -            -
Other Property and Investments ..............         86              -         8,013          205        1,125
Power Purchase Contract .....................          -              -             -            -            -
Investment in Discontinued Operations .......          -              -             -            -            -
Current Assets ..............................        461             12             1       17,957        3,411
Other Assets ................................          -              -             -            6           73
                                                --------       --------      --------     --------     --------
     Total Assets ...........................   $    547       $     12      $  8,014     $ 18,168     $  4,609
                                                ========       ========      ========     ========     ========

Common Shareholder's Equity .................   $    (49)      $ (1,341)     $  2,931     $ (1,402)    $  1,266
Preferred Shares, not subject to
  mandatory redemption ......................          -              -             -            -            -
Preferred Shares, subject to
  mandatory redemption ......................          -              -             -            -            -
Long-Term Debt (excluding current portion) ..          -              -             -            -            -
                                                --------       --------      --------     --------     --------

     Total Capitalization ...................        (49)        (1,341)        2,931       (1,402)       1,266
                                                --------       --------      --------     --------     --------
Power Purchase Contract .....................          -              -             -            -            -
Current Liabilities .........................          -          1,401         4,583       19,572        3,325
Other Liabilities ...........................        596            (48)          500           (2)          18
                                                --------       --------      --------     --------     --------
     Total Liabilities and Capitalization ...   $    547       $     12      $  8,014     $ 18,168     $  4,609
                                                ========       ========      ========     ========     ========

                       MIDAMERICAN ENERGY HOLDINGS COMPANY                                                     Exhibit A
                          CONSOLIDATING BALANCE SHEETS                                                         Page 20 of 21
                                   FORM U-3A-2
                             AS OF DECEMBER 31, 1997
                                 (in thousands)

                                                               A/C
                                                  MHC       Security                     Cimmred
                                               Investment    Systems                     Leasing        DCCO          MWR
                                                Co. (a)        Inc.      Amgas, Inc.     Company        Inc.       Capital Inc.
                                               ----------   ----------   -----------    ---------     --------    ------------

Gross Utility Plant ........................     $      -     $      -     $      -      $      -     $      -      $      -
Less: Accumulated Utility Depreciation .....            -            -            -             -            -             -
     Net Utility Plant .....................            -            -            -             -            -             -
Investment in Subsidiaries .................            -            -            -             -            -             -
Other Property and Investments .............      280,992           55        4,556        50,891            -        23,038
Power Purchase Contract ....................            -            -            -             -            -             -
Investment in Discontinued Operations ......            -            -            -             -            -             -
Current Assets .............................        2,995          607       18,479        30,002        3,265         2,771
Other Assets ...............................            -            -           23             -            -             -
                                                 --------     --------     --------      --------     --------      --------
     Total Assets ..........................     $283,987     $    662     $ 23,058      $ 80,893     $  3,265      $ 25,809
                                                 ========     ========     ========      ========     ========      ========

Common Shareholder's Equity ................     $165,435     $    234     $    628      $ 22,926     $    351      $  1,902
Preferred Shares, not subject to
  mandatory redemption .....................            -            -            -             -            -             -
Preferred Shares, subject to
  mandatory redemption .....................            -            -            -             -            -             -
Long-Term Debt
  (excluding current portion) ..............            -            -            -             -            -             -
                                                 --------     --------     --------      --------     --------      --------
     Total Capitalization ..................      165,435          234          628        22,926          351         1,902
                                                 --------     --------     --------      --------     --------      --------
Power Purchase Contract ....................            -            -            -             -            -             -
Current Liabilities ........................       42,422          428       23,132           282        3,152            10
Other Liabilities ..........................       76,130            -         (702)       57,685         (238)       23,897
                                                 --------     --------     --------      --------     --------      --------
     Total Liabilities and Capitalization ..     $283,987     $    662     $ 23,058      $ 80,893     $  3,265      $ 25,809
                                                 ========     ========     ========      ========     ========      ========

(a) Capital Center II Limited Partnership, Capital Center III Limited Partnership and Northgate Park Associates are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, and Utech Venture Capital Corporation are accounted for in MHC Investment Inc.; Founders Trust Company is accounted for in MidAmerican Capital Company; Synergics Inc. is accounted for in IWG Co. 8; Tenaska III Texas Partners is accounted for in TPP, Inc.

                       MIDAMERICAN ENERGY HOLDINGS COMPANY                                             Exhibit A
                          CONSOLIDATING BALANCE SHEETS                                             Page 21 of 21
                                   FORM U-3A-2
                             AS OF DECEMBER 31, 1997
                                 (in thousands)

                                                           TTP, Inc.                               InterCoast
                                                           of South      MidAmerican    CHRS,        Energy
                                                           Dakota (a)      Rail Co.     Inc.         Company
                                                           ----------   -----------  ----------    -----------

Gross Utility Plant ....................................   $        -   $        -   $        -    $        -
Less:  Accumulated Utility Depreciation ................            -            -            -             -
     Net Utility Plant .................................            -            -            -             -
Investment in Subsidiaries .............................            -            -            -             -
Other Property and Investments .........................        4,272        2,890            -         5,031
Power Purchase Contract ................................            -            -            -             -
Investment in Discontinued Operations ..................            -            -            -             -
Current Assets .........................................          778       12,123        4,790           640
Other Assets ...........................................            -            -            -             -
                                                           ----------   ----------   ----------    ----------
     Total Assets ......................................   $    5,050   $   15,013   $    4,790    $    5,671
                                                           ==========   ==========   ==========    ==========

Common Shareholder's Equity ............................   $    3,324   $   12,846   $    4,129    $    4,498
Preferred Shares, not subject to mandatory redemption ..            -            -            -             -
Preferred Shares, subject to mandatory redemption ......            -            -            -             -
Long-Term Debt (excluding current portion) .............            -            -            -             -
                                                           ----------   ----------   ----------    ----------
     Total Capitalization ..............................        3,324       12,846        4,129         4,498
                                                           ----------   ----------   ----------    ----------
Power Purchase Contract ................................            -            -            -             -
Current Liabilities ....................................            -          654        1,114         3,257
Other Liabilities ......................................        1,726        1,513         (453)       (2,084)
                                                           ----------   ----------   ----------    ----------
     Total Liabilities and Capitalization ..............   $    5,050   $   15,013   $    4,790    $    5,671
                                                           ==========   ==========   ==========    ==========

(a) Capital Center II Limited Partnership, Capital Center III Limited Partnership and Northgate Park Associates are accounted for in Midwest Capital Group, Inc.; Edge Technologies Inc., McLeodUSA, Inc., Mycotech, and Utech Venture Capital Corporation are accounted for in MHC Investment Inc.; Founders Trust Company is accounted for in MidAmerican Capital Company; Synergics Inc. is accounted for in IWG Co. 8; Tenaska III Texas Partners is accounted for in TPP, Inc.